UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 2018

Evergreen International Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-30432	22-2335094
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

6F Fazhan Building, No. 658, Chaoyang Street, Jingxiu District, Baoding City, Hebei, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(561) 245-8347

(ISSUER TELEPHONE NUMBER)

2295 N.W. Corporate Blvd., Suite 230, Boca Raton, FL 33431

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

1.	Previous Independent Registered Public Accounting Firm

On September 11, 2018, our independent auditor, Rosenberg Rich Baker Berman, P.A. (“RRBB”) advised the Board of Directors of Evergreen International Corp. (the “Company”, “we”, or “us”) in writing that they resigned as auditor of the Company. The auditor’s report of RRBB on the Company’s consolidated financial statements as of and for the fiscal year ended April 30, 2018 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

From July 9, 2008 when RRBB was engaged, through RRBB’s resignation, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RRBB would have caused RRBB to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to RRBB and have requested that RRBB furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from RRBB, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

2.	New Independent Registered Public Accounting Firm

On September 12, 2018, as part of the deemed change in independent registered public accounting firms described in paragraph 1 above, the Board confirmed, recommended and approved the appointment of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending April 30, 2019, and the required reviews of our quarterly reports on Form 10-Q.

During the two most recent fiscal years and through September 11, 2018, the Company has not consulted with Friedman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
16.1	Letter from Rosenberg Rich Baker Berman, P.A., dated September 14, 2018	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen International Corp.

Date: September 14, 2018	By:	/s/ Jiangou Wei
	Name:	Jiangou Wei
	Title:	President, Treasurer and Director

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